ATHENEX R&D Day December 17, 2018 CONFIDENTIAL Nasdaq: ATNX Exhibit 99.1

Forward Looking Statements Except for historical information, all of the statements, expectations, and assumptions contained in this presentation constitute forward-looking statements. These statements include descriptions regarding the intent, belief or current expectations of Athenex, Inc. (the “Company”), its officers or its management with respect to the consolidated results of operations and financial condition of the Company. These statements can be recognized by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “guidance,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “will,” or words of similar meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: the development stage of the Company’s primary clinical candidates and related risks involved in drug development, clinical trials, regulation, manufacturing and commercialization; the Company’s reliance on third parties for success in certain areas of its business; the Company’s history of operating losses and need to raise additional capital to continue as a going concern; competition; intellectual property risks; risks relating to doing business in China; and the other risk factors set forth from time to time in the Company’s public filings with the SEC, copies of which are available for free in the Investor Relations section of the Company’s website at http://ir.athenex.com/phoenix.zhtml?c=254495&p=irol-sec or upon request from the Company’s Investor Relations Department. Information about the Company and any forward-looking statements contained in this presentation are provided and made only as of 17 December 2018 and should not be relied upon as predictions of future events. The Company assumes no obligation and does not undertake to revise or update forward-looking statements to reflect future events or circumstances, except as required by law. DISCLAIMER This presentation does not constitute or form part of any offer for sale or subscription of or solicitation or invitation of any offer to buy or subscribe for any securities. Neither this presentation nor any part of it shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a “prospectus” within the meaning of the Securities Act of 1933, as amended. Our historical results are not necessarily indicative of results to be expected for any future period. The financial data contained in this presentation for the periods and as of the dates indicated are qualified by reference to and should be read in conjunction with our financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our public filings with the U.S. Securities and Exchange Commission (the “SEC”).

Introductions Corporate and R&D Overview Orascovery Platform + Q&A Src Kinase Inhibition Platform Break TCR-T Immunotherapy Platform Market and Collaborative Opportunity Oncology Innovation Platform Summary Business Model Closing + Q&A Agenda

Johnson Lau, MBBS, MD, FRCP Chairman & Chief Executive Officer Rudolf Kwan, MBBS, MRCP Chief Medical Officer Simon Pedder, PhD Chief Business and Strategy Officer Timothy Cook Senior Vice President, Global Commercial Oncology David Cutler, MD, FRCPC Vice President, Clinical Development Jane Fang, MBBS, FRCP Clinical Lead, KX2-391 Ointment E. Douglas Kramer, MD Vice President, Pharmacovigilance & Regulatory Affairs Teresa Bair, ESQ Vice President, Legal Affairs & Corporate Development Michael Smolinski, PhD Senior Director, Preclinical Operations Jacqueline Li Director, Corporate Development & Investor Relations Presenters

Johnson Lau Corporate and R&D Overview

Pharmaceutical/Biotechnology From R&D to Marketing – Value Chain Molecular Target Identification (Academics) R&D (Preclinical/Clinical) Athenex: Major Focus Marketing and Sales API/CMC Value Creation Focus: Oncology Synergy Team: Experience (Upstream and downstream integration) Understand the market and the trend (Combination Rx, Immunotherapy, Metronomic dosing) Global Supply Chain High Potency Drug Manufacturing Value Creation

Global Biotech Company Focused on Oncology 4 key technology platforms 8 US IND drug candidates 2 drug candidates in Phase 3 2 candidates advancing to Phase 2 Global Supply Chain Platform Commercial Platform Oncology Innovation Platform

Orascovery Oral chemotherapeutics using a novel, non-absorbed, selective P-gp inhibitor HM30181A Src Kinase Inhibition Novel small molecules with two MoAs: inhibition of Src Kinase inhibition of tubulin polymerization TCR-T Immunotherapy TCR-engineered T-cell therapy that enhances the patient’s own immune system with a potent and selective TCR-T directed response against cancer Pegylated, Genetically Modified Human Arginase Arginine deprivation therapy targeting cancer growth and survival by interrupting the supply of arginine to cancers with disrupted urea cycle Deep and Growing Oncology-Focused Pipeline with Synergy Potential Key Technology Platforms

Transformative and Continually Expanding Pipeline Program Drug Candidate Indication Pre-clinical Phase 1 Phase 2 Phase 3 Orascovery (P-gp + chemoRx agents) Oraxol (paclitaxel) Metastatic breast cancer Oraxol w/ ramucirumab Gastric cancer Oraxol w/ pembrolizumab Solid tumors Oraxol (paclitaxel) Angiosarcoma Oratecan (irinotecan) Solid tumors Oradoxel (docetaxel) Solid tumors Oratopo (topotecan) Solid tumors Eribulin ORA Solid tumors Dual Inhibition ATNX-04 (CYP / P-gp) Multiple tumors Src Kinase Inhibition KX2-391 (KX-01) ointment Actinic keratosis Skin cancers Psoriasis KX-01 oral Liquid tumors Ovarian cancer KX2-361 (KX-02) Glioblastoma Cellular Immunotherapy TCR-T immunotherapy Multiple tumors PEG Modified Human Arginase Pegtomarginase Multiple tumors

Priming Biology of Cancer Treatment Cancer Cell Growth / Metastasis TCR-T Recognize / Attack Conditioning Local Immune Stimulation Tumor Microenvironment Control/Maintenance Therapy

Athenex is Committed to Developing the Best Cancer Treatments Oraxol Phase 3 topline data read-out Oratecan and Oradoxel advancing to Phase 2 Partnering for KX2-391 ointment in AK Expanding pipeline with new technologies and promising new drug candidates Marketing plans ready for two Phase 3 candidates Large potential for combination therapies Oncology-focused 4 key technologies $4-20 Bn Commercial opportunity Nearly 80% of all cancer related mortality Robust pipeline with 8 clinical candidates MULTIPLE CATALYSTS The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates.

Rudolf Kwan David Cutler Douglas Kramer Orascovery Platform

The Orascovery Platform Chemotherapy Bioavailability Many chemotherapies have poor oral bioavailability due to active excretion by P-gp on intestinal cells Joo et al. Oncology Reports. 2008; 19:17-23 HM30181A Proprietary inhibitor of P-gp No significant inhibition to other transporters Oral Chemotherapy + HM30181A HM30181A allows for absorption of chemotherapy from the intestines to the blood A. Without HM30181A B. With HM30181A Drug efflux Enterocyte Decrease Bioavailability P-glycoprotein (P-gp) To Blood Circulation HM30181A blocks P-gp HM30181A Drug Increase Bioavailability

Drug Candidate Chemotherapy Indication Pre-clinical Phase 1 Phase 2 Phase 3 Oraxol Paclitaxel Metastatic Breast Cancer Oraxol with ramucirumab Paclitaxel Gastric Cancer Oraxol with pembrolizumab Paclitaxel Solid Tumors Oraxol Paclitaxel Angiosarcoma Oratecan Irinotecan Solid Tumors Oradoxel Docetaxel Solid Tumors Oratopo Topotecan Solid Tumors Eribulin ORA Eribulin Solid Tumors The Orascovery Platform: Pipeline Phase 2 ready Phase 2 ready

# The Orascovery Platform: Potential Indications

## Oral convenience, no steroids co-administration

| ORAXOL Potential Strengths | Development | Potential indication | Data |
|---|---|---|---|
| **Better efficacy**<br>Low neuropathy<br>No infusion reaction | PK | PAC responsive CA | AUC – can achieve IV level |
| | Mono | MBC | Ph 2 ORR > 45% |
| | Combo (Ramucirumab) | 2nd line Gastric | Ph 1b ORR = 50% |
| | Combo (Pembrolizumab) | Urothelial; Gastric; NSCLC | |
| | Orphan | Angiosarcoma | |

| ORATECAN Potential Strengths | Development | Potential indication | Data |
|---|---|---|---|
| **Better efficacy**<br>No early diarrhea | PK | IRIN responsive CA | SN38 AUC = IV |
| | Orphan | Cholangio CA | |
| | Combo (Capecitabine) | Colorectal | |

| ORADOXEL Potential Strengths | Development | Potential indication | Data |
|---|---|---|---|
| **Better efficacy**<br>No fluid retention | PK | DOX responsive CA | AUC – can achieve IV level |
| | Mono | HRPC | |
| | Combo (Ramucirumab) | NSCLC | |

December 2018 | 15

Oraxol

Bioavailability Study Comparing IV Paclitaxel and Oraxol Abstract 2569 An open label, randomized cross-over bioavailability and extension study of Oral Paclitaxel and HM30181 (Oraxol) compared to weekly intravenous paclitaxel 80 mg/m2 in advanced solid tumours Christopher G. C. A. Jackson, Sanjeev Deva, Katherine Francis Bayston, Karen Eden, Blair Richard McLaren, Paula Barlow, Noelyn Anne Hung, Kate Clarke, David Cutler, Gerald Fetterly, Min-Fun Rudolf Kwan, Douglas Kramer, Wing Kai Chan, Tak Hung Southern District Health Board, Dunedin, New Zealand; Auckland District Health Board, Auckland, New Zealand; Southern District Health Board, Invercargill, New Zealand; University of Otago, Dunedin, New Zealand; Capital and Coast DHB, Wellington, New Zealand; Athenex Pharmaceuticals, Buffalo, NY; Athenex, Buffalo, NY; Kinex Pharmaceuticals LLC, Buffalo, NY; Athenex Pharmaceuticals, Cranford, NJ; Zenith Technology Corporation Limited, Dunedin, New Zealand Poster presentation at the 2018 ASCO Annual Meeting. Jackson et al. 2018 ASCO Annual Meeting. Chicago Note: All data presented are interim data

Paclitaxel (n=6) Mean (SD) Oraxol, Baseline (n=6) Mean (SD) Oraxol, Week 4 (n=10) Mean (SD) AUC0-∞, (hr*ng/mL) 5652 (1013) 5078 (1723) Cmax (ng/mL) 2269.44 (227.11) 230.99 (133.84) 238.8 (86.11) AUC0-56 2493.4 (731.96) 2615 (707.14) GMR (%, 90% CI) 87.09 (74.61-101.66) Intra-subject CV (%) 12.62 Plasma paclitaxel AUC was comparable between Oraxol 205 mg/m2 and IV paclitaxel 80 mg/m2 Oraxol on days 1-3 had equivalent exposure to IV paclitaxel Peak plasma concentrations were much lower after Oraxol administration 4-week results show PK profile is not altered with repeated dosing No loss of P-gp inhibition Summary PK Data and Results Bioavailability study comparing IV Paclitaxel and Oraxol Paclitaxel (n=6) Mean (SD) Oraxol, Baseline (n=6) Mean (SD) Oraxol, Week 4 (n=10) Mean (SD) AUC0-∞, (hr*ng/mL) 5652 (1013) 5078 (1723) Cmax (ng/mL) 2269.44 (227.11) 230.99 (133.84) 238.8 (86.11) AUC0-56 2493.4 (731.96) 2615 (707.14) GMR (%, 90% CI) 87.09 (74.61-101.66) Intra-subject CV (%) 12.62 Jackson et al. 2018 ASCO Annual Meeting. Chicago Note: All data presented are interim data

Phase 2 Single-arm PK Study of Oraxol in MBC Abstract 287PD An open label, single-arm pharmacokinetic study of oral paclitaxel and HM30181 in metastatic breast cancer patients Dai MS, Chao TY, Chao TC, Chiu CF, Lu YS, Shiah HS, Hung N, Fetterly G, Cutler DL, Kwan R, Kramer D, Chan W, Hung T Division of Hematology/Oncology, Tri-Service General Hospital, Taipei, Taiwan. Division of Hematology-Oncology, Taipei Medical University- Shuang Ho Hospital, New Taipei City, Taiwan. Division of Medical Oncology, Taipei Veterans General Hospital, Beitou District, Taipei, Taiwan. Department of Medical Oncology, China Medical University Hospital, Taichung, Taiwan. Department of Medical Oncology, National Taiwan University Hospital, Taipei, Taiwan. University of Otago, Dunedin, New Zealand. Athenex, Buffalo, NY. Zenith Technology Corporation Limited, Dunedin, New Zealand. Poster presentation at the 2018 ESMO Annual Meeting. Dai et al. 2018 ESMO Congress. Munich Note: All data presented are interim data

Study Design Phase 2 single-arm PK study of Oraxol in MBC Multicenter, single-arm, open-label study in breast cancer patients 24 subjects evaluable for tumor response, recruited from six medical centers Endpoints PK at week 1 and week 4 Safety Activity – Tumor response rate Dosing 15 mg HM30181A plus 205 mg/m2 oral paclitaxel (Oraxol) Administered daily for three consecutive days Weekly up to 16 weeks Dai et al. 2018 ESMO Congress. Munich Note: All data presented are interim data

Patient Characteristics Phase 2 single-arm PK study of Oraxol in MBC Age (years) 56.2±9.4 Metastasis No previous treatment 2 Bone 12 Previous treatment 22 Lungs 9 Endocrine therapy 20 Lymph nodes 9 Chemotherapy 20 Liver 9 Surgery 13 Right upper back 1 Radiation 11 Chest wall 1 Other 4 Pericardium 1 ER/PR+ 22 Rectum 1 HER2+ 4 Stomach 1 Triple negative 2 Pleura 1 No metastasis 0 1 metastatic site 11 2 metastatic sites 7 ≥3 metastatic sites 6 Dai et al. 2018 ESMO Congress. Munich Note: All data presented are interim data

Pharmacokinetic Results Phase 2 single-arm PK study of Oraxol in MBC Dai et al. 2018 ESMO Congress. Munich Note: All data presented are interim data

n=24 Tumor Response Phase 2 single-arm PK study of Oraxol in MBC *Patient had a new lesion Partial Response Stable Disease Progression-free after 16-weeks n (%) 11 (45.8) 10 (41.7) 21 (87.5) Dai et al. 2018 ESMO Congress. Munich Note: All data presented are interim data

First-Line Monotherapy Regimens in Advanced Breast Cancer Sources: 1. O’Shaughnessy et al, 2001; 2. Spielman et al, 2001; 3. Fumoleau et al, 1993; 4. Jones et al, 2005; 5. Gradishar et al, 2006; 6. Roche et al, 2007; 7. McIntyre et al 2014 Regimen No. Patients RR (%) TTP (months) OS (months) Capecitabine1 61 30 4.1 19.6 Gemcitabine2 47 29 8.1 18.6 Vinorelbine3 145 41 6 18 Paclitaxel4 224 25 3.6 12.7 Docetaxel4 225 32 5.7 15.4 nab-Paclitaxel5 76 33 10 – Ixabepilone6 65 42 8.2 22 Eribulin7 56 29 5.9

Conclusions Phase 2 single-arm PK study of Oraxol in MBC Plasma paclitaxel exposure (AUC) of oral paclitaxel achieved is similar to that reported for weekly IV paclitaxel The tumor response rate (PR= 45.8%, SD= 41.7%) of Oraxol in treatment of breast cancer patients who failed previous chemotherapies is very encouraging The drug toxicity profile of Oraxol appears tolerable 7 drug-related serious adverse reactions (grade ≥3 neutropenia) in 3 patients Dai et al. 2018 ESMO Congress. Munich Note: All data presented are interim data

Phase 3 Study Of Oraxol Compared To Taxol In Metastatic Breast Cancer KX-ORAX-001

KX-ORAX-001: Study Design and Objectives Oraxol Phase 3 study in metastatic breast cancer An open-label, randomized, multicenter Phase 3 study to determine the safety, tolerability, and tumor response of Oraxol compared with IV paclitaxel in subjects with metastatic breast cancer n = 360 Oraxol 2:1 randomization 1st interim analysis, Oct 2017 (90 patients) 2nd interim analysis, Sep 2018 (180 patients) No steroid or antihistamine premedication allowed for Oraxol arm 175 mg/m2 once every 3 weeks 205 mg/m2 x 3 days weekly Primary Objectives To determine the safety and tolerability of Oraxol compared with IV paclitaxel To evaluate tumor response (confirmed) according to Response Evaluation Criteria in Solid Tumors (RECIST) v1.1 Blinded central radiologist Secondary Objectives To evaluate progression-free survival (PFS) and overall survival (OS) IV Paclitaxel 2 1

KX-ORAX-001: Current Enrollment Status Eligibility criteria Adult female with histologically- and cytologically-confirmed metastatic breast cancer for whom treatment with IV paclitaxel monotherapy has been recommended by their oncologist Must have measurable metastatic target lesion disease as per RECIST v1.1 criteria >350 subjects randomized Oraxol Phase 3 study in metastatic breast cancer

2nd Interim Analysis DSMB Futility: Oraxol group has <10% higher confirmed response rate than IV paclitaxel Success: Oraxol demonstrates higher confirmed response rate than IV paclitaxel (p<0.004) Otherwise, the study will continue enrolling a total of 360 evaluable for the final analysis Study continuing to completion 32% overall response for the combined treatment groups (central blinded review) Study not stopped for futility (confirmed response rate at least 10% higher than IV paclitaxel) Oraxol Phase 3 study in metastatic breast cancer Efficacy stopping rules: Note: All data presented are interim data

Oraxol-plus-Ramucirumab Study in Gastric Cancer Phase 1b In collaboration with Eli Lilly Study conducted in Taiwan/USA Safety profile: Dose limiting dose not yet reached Oraxol Dose (mg/m2) Partial Response Rate First cohort 200 2 / 6 Second cohort 250 3 / 6 Third cohort 300 Ongoing Note: In the Phase 3 study for ramucirumab and paclitaxel, the objective response rate was 28% (please refer to ramucirumab package insert) Note: All data presented are interim data

Oraxol Regulatory Roadmap Phase 3 primary data read-out Mid 2019 NDA submission Approval Depends on FDA review time Additional Indications Gastric cancer Angiosarcoma (Orphan drug designation) Combo with Anti-PD1 and Anti-PD-L1 USA EU – MHRA China Global Strategy

Oratecan Oradoxel

MTD study Single dose of oral irinotecan + HM30181A once per 21 day cycle Dose range: 20 to 320 mg/m2 Oratecan (HM30181A + Oral Irinotecan) Oratecan dose ranging: ORTE-01-14 US Irinotecan is indicated in the treatment of colorectal cancer Following IV administration it is converted to SN38, an active metabolite Diarrhea, early and delayed, is a major dose limiting toxicity

IRINOTECAN SN38 Oratecan Plasma Pharmacokinetics: AUC24 Comparison Reference lines values for 125 mg/m2 were obtained from the Camptosar Label A single dose administration of Oratecan at 200 mg/m2 or above can achieve SN38 exposures (AUC24) comparable to those in the Camptosar label Dose (mg/m2) Dose (mg/m2) Note: All data presented are interim data

# Oradoxel (HM30181A + Oral Docetaxel)

- IV docetaxel is indicated for use in breast cancer, non-small-cell lung cancer, castration-resistant prostate cancer, gastric adenocarcinoma, and squamous cell carcinoma of the head and neck
- Major toxicities include neutropenia, hypersensitivity reactions, and fluid retention
  - Premedication required
- Dosing: 60 to 100mg/$m^2$ IV q 3 weeks

**Oradoxel clinical studies**

**KX-ORADOX-002**

Single dose PK crossover bioavailability study

- IV docetaxel at prescribed dose
- Oradoxel 75, 150 or 225 mg/$m^2$

**KX-ORADOX-003**

- MTD study of Oradoxel q 3 weeks
- Doses 35, 75, 150, 225 mg/$m^2$

- Premedication not required for Oradoxel

December 2018 | 35

Oral Docetaxel PK Summary KX-ORADOX-002 and KX-ORADOX-003 Note: All data presented are interim data

Summary of Docetaxel of Pharmacokinetic Parameters Docetaxel pharmacokinetics are increasing with dose AUC was calculated using the log-linear trapezoidal rule Values in table are Mean (CV%) Study Route Dose (mg/m2) Cmax (ng/mL) AUC0-inf (ng.hr/mL) KX-ORADOX-002 (NZ) IV 60 N=3 1310 (21.1%) 1920 (13.2%) Oral 75 N=3 103 (18.7%) 476 (20.8%) KX-ORADOX-003 (US) Oral 35 N=4 69.1 (92.9%) 308 (90.4%) (N=3) 75 N=3 172 (54.8%) 756 (50.9%) 150 N=3 124 (9.66%) 976 (37.3%) Note: All data presented are interim data

Oratecan and Oradoxel: Summary Accumulating PK data indicates that docetaxel exposure increases with dose and that exposure similar to that achieved with IV dosing is feasible with 1 or 2 days of dosing every 3 weeks Phase 2 studies are being planned in HPRC, NSCLC Oratecan A recommended Phase 2 dose can achieve similar SN38 exposure to the labeled doses of IV irinotecan Phase 2 studies are being planned in cholangio and colorectal Oradoxel

Q&A

Rudolf Kwan Simon Pedder Jane Fang Src Kinase Inhibition Platform

# Actinic Keratosis

## Actinic Keratosis (AK)

- Common skin condition characterized by scaly crusty skin lesions
- Caused by prolonged UV radiation exposure
- Cosmetic consequences and potential for malignant transformation

10-15% progress to cancer if left untreated

## Compelling Commercial Opportunity

- **United States** >50M patients affected
- **Australia** has highest AK prevalence rate: 40-60% in individuals aged over 40
- Other markets: Europe, Canada, China, etc.

Current therapies:
Lesion directed treatment and/or field treatment

Sources: EvaluatePharma
Fuchs A, Marmur E. The kinetics of skin cancer: progression of actinic keratosis to squamous cell carcinoma. Dermatol Surg. 2007 33(9):1099-101
Frost CA, et al. British Journal of Dermatology. 1994;131(4):455-464

December 2018 | 41

For AK Leadership Almirall and Athenex Collaboration and Additional Opportunities Almirall: ACTINIC KERATOSIS Recognized as the leader in the field of AK treatment Believes that KX2-391 will become the new standard-of-care for AK globally GLOBAL OPPORTUNITIES FOR KX2-391 Continue to discuss with potential partners for ex-Almirall territories Active discussion on the China territory Other major territories of interest – Australia / NZ and Canada Other potential territories: Israel, South America, Japan Almirall: LEADER IN EUROPE AND THE U.S. Spain-headquartered Recently acquired Allergan dermatology assets in the U.S. Augment the marketing/sales platform for KX2-391 Almirall: DERMATOLOGY FOCUSED Committed to being a global leader in dermatology

Almirall and Athenex Collaboration: Deal Economics Upfront / Near Term Payments Up to US$ 55 million Recognized US$ 30 million in 2018 Launch and additional indications milestones: US$ 65 million Sales performance milestones: US$ 155 million (estimated) + additional milestones with higher sales Tiered royalties starting at 15% based on annual net sales Incremental increases in royalty rates with increased sales Milestone Payments Royalties

Barriers to effective AK treatment include1: Poor disease awareness (for both patient and physician) Concerns associated with the cosmetic effects of treatment Treatment-related side effects Inadequate adherence, particularly with long treatment duration 1. E. Stockfleth et al. J Eur Acad Dermatol Venereol. 2017 31 Suppl 2:17-20. doi: 10.1111/jdv.14091. Limitations of Current Therapies What differentiates KX2-391 ointment 1% from the other currently approved topical therapies? Short duration of dosing (5 days) Short duration Well tolerated Majority of subjects treated to date experience mild to moderate LSR Novel mechanism of action Dual inhibition of Src kinase activity and tubulin polymerization

Local Skin Reactions (LSR) Experienced by Patients Using Picato® (ingenol mebutate) DOSING REGIMEN Once daily for 3 consecutive days Source: http://picato.com/what-to-expect 0.015% Mild Moderate Severe

Two identical studies: KX01-AK-003 and KX01-AK-004 351 subjects enrolled in 31 US sites per study (total 702 subjects in 62 sites) Face to Scalp 2:1 KX2-391 Ointment 1% to Vehicle 1:1 Treatment: Daily for 5 consecutive days Treatment area: 25 cm2 with clinically typical visible 4-8 AK lesions on face or scalp Primary efficacy endpoint: 100% AK clearance in treatment area at Day 57 Secondary endpoints: Safety including AEs, LSRs; AK recurrence 12 months post Day 57 Phase 3 Pivotal Studies in AK: on Face or Scalp Double-blind, Vehicle-Controlled, Randomized, Parallel Group, Multicenter, Efficacy and Safety Study of KX2-391 Ointment 1% in Adults with AK on the Face or Scalp

Phase 3 Pivotal Studies in AK: Key Findings Up to Day 57 Achieved primary endpoint: Significantly higher % of subjects on KX2-391 ointment 1% than those on vehicle achieving 100% clearance of AK lesions at Day 57 within the face or scalp treatment areas (p<0.0001 per study) Statistical significance also demonstrated in face and scalp subgroups separately (p<0.001 per study) Excellent tolerability profile: LSR profile within expectations, in line with the Phase 2 study reported in the AAD meeting in February 2018 in San Diego Both studies are ongoing to complete the 1 year follow-up KX2-391 has the potential to change the standard of care for Actinic Keratosis Double-blind, Vehicle-Controlled, Randomized, Parallel Group, Multicenter, Efficacy and Safety Study of KX2-391 Ointment 1% in Adults with AK on the Face or Scalp

# Phase 2 Modified Dose Regimen-Finding Study

## Open-Label, Multicenter, Activity and Safety Study of KX2-391 Ointment 1% in Subjects AK on the Face or Scalp

Oral Presentation at AAD 2018

**Sites**

16 US sites

**Study Drug**

KX2-391 Ointment 1%

**Two cohorts**

Cohort 1: Daily for 5 consecutive days, N=84

Cohort 2: Daily for 3 consecutive days, N=84

**Treatment area**

25 $cm^2$ with 4-8 AK lesions on face or scalp

### Patient Characteristics

Primarily white males with mean age of 68 years, skin type I-III and median baseline AK lesions of 6 (5-day Cohort) and 5 (3-day Cohort)

### Key Safety Findings

- Safe and well tolerated
- No treatment related SAEs
- No discontinuation prior to Day 57
- Few treatment related AEs were reported, mostly mild application site pruritus, tenderness, pain

December 2018 | 48

Cohort Clearance of AK at Day 57 Responders/ Total Number (%) Face Scalp Overall 5-Day 100% 23/44 (52%) 13/40 (33%) 36/84 (43%) ≥75% 29/44 (66%) 18/40 (45%) 47/84 (56%) 3-Day 100% 20/66 (30%) 7/18 (39%) 27/84 (32%) ≥75% 35/66 (53%) 9/18 (50%) 44/84 (52%) Activity of KX2-391 in Field Treatment of Actinic Keratosis Oral presentation at AAD 2018 Phase 2 modified dose regimen-finding study

Photos of the subject with score 4 for erythema and flaking/scaling Day 1, Pre-treatment Day 8 Day 57 Phase 2 modified dose regimen-finding study KX2-391 was Well Tolerated and Resulted in Mostly Mild Local Reactions Oral presentation at AAD 2018

Incidence of Post-Baseline Maximal LSR Score Vesicles/ Pustules Erosions/ Ulcers Swelling Crusting Flaking/ Scaling Erythema 5-Day 3-Day 5-Day 3-Day 5-Day 3-Day 5-Day 3-Day 5-Day 3-Day 5-Day 3-Day 0 80 (95%) 83 (99%) 71 (85%) 79 (94%) 66 (79%) 76 (90%) 51 (61%) 58 (69%) 33 (39%) 39 (46%) 15 (18%) 30 (36%) 1 4 (5%) 0 12 (14%) 5 (6%) 16 (19%) 8 (10%) 25 (30%) 16 (19%) 10 (12%) 18 (21%) 16 (19%) 22 (26%) 2 0 1 (1%) 1 (1%) 0 1 (1%) 0 8 (10%) 9 (11%) 24 (29%) 19 (23%) 35 (42%) 26 (31%) 3 0 0 0 0 1 (1%) 0 0 1 (1%) 16 (19%) 8 (10%) 17 (20%) 6 (7%) 4 0 0 0 0 0 0 0 0 1 (1%) 0 1 (1%) 0 0-4 LSR severity scale: 0=absent to 4=worst Conclusions 3-Day and 5-Day of KX2-391 Ointment 1% were active against AK on face or scalp Application site reactions were few, mild and short-lived Two Phase 3 studies on 5-Day regimen are ongoing Oral presentation at AAD 2018 Phase 2 modified dose regimen-finding study

KX2-391 Ointment Regulatory Roadmap Program led by Athenex Phase 3 follow-up data expected in Q2 2019 NDA submission to be followed when CSR and toxicology package are available Variables in the FDA review time (pre-NDA meeting with FDA planned) Program led by Almirall Will leverage the US data Extension of the first approval (on AK) Other indications US EU

Src Kinase Inhibition Platform: KX2-361 (KX-02) Phase 1 candidate for GBM Crosses blood-brain-barrier Stimulates the immune system to inhibit future tumor growth Cleared tumors pre-clinically Development: Phase 1 in the U.S. China FDA Phase 1 expected in Q4’18 Orphan drug designation for GBM Mouse GBM tumor model <25% survive up to 2 years 0 2 0 4 0 6 0 D a y s 8 0 1 0 0 1 2 0 0 2 0 4 0 6 0 8 0 1 0 0 P e rc e n t s u rv iv a l KX2-361 (KX-02) preclinical data shows potential to improve survival Control KX2-361 (KX-02)

Break

Johnson Lau TCR-T Immunotherapy Platform

TCR Affinity Enhanced Specific T-cells (TAEST) Patients T cells engineered to express a High Affinity TCR (HAT) that directs tumor specific cytotoxicity Release of Cytokines and Lytic Granules High Affinity TCR (HAT) redirected cytotoxic T cells (CTL) Target cell T-cell T-cell Peptide MHC complexes High Affinity TCR Enhanced affinity for a tumor specific antigen Activation

# Advantages of TAEST

## 01 Higher Binding Affinity of Engineered TCR

Binding Affinity: Kd 1.5 uM vs 43 uM (wild type)

***Advantages***:

1. Activity (even with low peptide/MHC expression)
2. Not too "sticky" – less off-target activity

## 02 High Expression Level of the TCR



High
Low
CD8
10.59%
R1
72.97%
3.08%
13.36%
Low
HAT
High

***CD8+ Cytotoxic T cells expressing HAT***

***~86% of cells express HAT***

## 03 Highly Specific for Intended Target Cells



Primary Cell ELISPOT-1
IFN-γ Spots Count
500
400
300
200
100
0
Robust activity against antigen pos. target
No activity against antigen neg. targets
TAEST
control TCR
GFP
Aortic Endothelial Cells A2+
Prostate Epithelial Cells A2+
Normal Cardiac Fibroblast Cells A2+
Tracheal Epithelial Cells A2+
Tracheal Smooth Muscle Cells A2+
Aortic Smooth Muscle Cells A2+
Normal liver cells A2+
Renal Mixed Epithelial Cells A2+
Renal Cortical Epithelial Cells A2+
Pulmonary Artery Endothelial Cells A2+
Normal Cardiac Fibroblast Cells A2-
Tracheal Epithelial Cells A2-
Aortic Smooth Muscle Cells A2-
Normal liver cells A2-
Renal Cortical Epithelial Cells A2-
Pulmonary Artery Endothelial Cells A2-

### Tumor Specific Tissue Infiltration

*: $p<0.05$

*Engineered HAT T cells **accumulate** in tumor*



tumor
CD3% in tumor
0.10
0.08
0.06
0.04
0.02
0.00
*
Control TCR
TAEST16001
lymph node
CD3% in lymph nodes
50
40
30
20
10
0
Control TCR
TAEST16001

December 2018 | 57

Advantages of TAEST (Con’t) 01 Higher Binding Affinity of Engineered TCR 06 Persistence of TCR-T In Vivo in Some Patients 04 Good Anti-tumor Activity (In Vivo) 05 Broad Patient Coverage Lung cancer Sarcoma Current HATs being developed for patients expressing HLA A0201, A1101, or A2402 > 90% coverage Pre-Rx Pre-Rx

# TAEST Phase 1 Study – First Stage

- **Objectives:** Safety of TCR-T alone (dose escalation and *without* lymphodepletion)
- Cancer antigen target – NY-ESO-1 in the context of HLA-A0201
- **Three patients (failed all previously available treatment):**

| Patient ID | Gender / Age | Tumor Type | NY-ESO-1 + (%) | Total Cell No. Infused | Major Rx Related AEs | Response |
|---|---|---|---|---|---|---|
| #1 QYF *(Dose Escalation)* | M/69 | NSCLC | +100% | 1st Infusion: 5×10^8 | None | SD for 165d; OS: 308d |
| | | | | 2nd Infusion: 2.5×10^9 | None | |
| | | | | 3rd Infusion: 2.5×10^10 | None | |
| #2 WXL | M/50 | NSCLC | +50% | 3.2×10^10 | None | SD for 28d; OS: 180d |
| #3 XLF | F/67 | NSCLC | +60% | 1.5×10^10 | None | SD: 42d; OS: 77d |

**SD** = stable disease **OS** = overall survival

December 2018 | 59

Phase 1 (First Stage): Cytokine Response and TCR-T Persistence

Cytokine Responses


#1 (GYYY-001-QYF) 3rd infusion
pg/ml
IL-6
TNF-a
IFN-g
Pre-Rx
D1
D3
D5
D7
D14
D21
days


#2 (GYYY-002-WXL)
pg/ml
IL-6
TNF-a
IFN-g
Pre-Rx
D1
D3
D5
D7
D14
D28
days


#3 (GYYY-003-XLF)
pg/ml
IL-6
TNF-a
IFN-g
Pre-Rx
D7
D15
D28
D52
days

TCR-T Persistence


#1 (GYYY-001-QYF) 3rd infusion
double positive cell percentage
CD3+Tetramer
CD4+Tetramer
CD8+Tetramer
Pre-Rx
D1
D3
D7
D14
D21
D28
D84
Day


#2 (GYYY-002-WXL)
double positive cell percentage
CD3+Tetramer
CD4+Tetramer
CD8+Tetramer
Pre-Rx
D1
D3
D7
D14
D28
Day


#3 (GYYY-003-XLF)
double positive cell percentage
CD3+Tetramer
CD4+Tetramer
CD8+Tetramer
Pre-Rx
D7
D15
D28
D52
Day

December 2018 | 60

Patient ID Gender/ Age Tumor Type NY-ESO-1 + (staining intensity, %) Total Cell No. Infused Efficacy #4 GAS F/53 NSCLC ++ 90% 2.69×10^10 cells SD for 8 weeks #5 XCC M/47 Thyroid cancer + 25% 1.68×10^10 cells SD for 12 weeks (with significant tumor necrosis) #6 LLM F/49 Synovial sarcoma +++ 70% 1.67×10^10 cells PR at 12 weeks (>40% reduction) #7 XJY M/46 Liver cancer ++ 90% 2.0×10^10 cells SD at 8 weeks (with >50% tumor necrosis) #8 FYH F/49 Breast cancer + 55% 1.26×10^10 cells PR at 4 weeks (>40% reduction) #9 GZY M/66 NSCLC + 45% 1.15×10^10 cells SD for 4 weeks SD = stable disease PR = partial response Phase 1 Pilot Study (with Lymphodepletion Protocol) First 6 patients

Phase 1 Pilot Study: Adverse Events AE (Grades from 0-4) NSCLC Synovial Sarcoma Thyroid Cancer Liver Cancer Breast Cancer No of AE cases AE rate GAS GZY LLM XCC XJY FYH Fever 3 3 3 2 4 4/6 Chills 　 1　 1 1 1 5 5/6 Low blood pressure 　 　 2 3 　 2 2/6 Peripheral edema 　 　 　 1 3 2 2/6 Neutropenia 4 3 2 2 3 3　 6 6/6 Thrombocytopenia 　 3 　 　 　 1 1/6 Vomiting 　 2 　 　 　 　 1 1/6 Poor appetite 　 2 　 　 　 　 1 1/6 Diarrhea 　 2 　 2 　 　 2 2/6 Rash 1 1 1 　 　 　 3 3/6 Headache 　 　 2 　 　 　 1 1/6 Confusion 1 　 　 　 　 　 1 1/6 Fatigue 　 2 1 2 2 　 4 4/6 Shortness of breath 　 1 　 　 　 1 2 2/6 Oliguria 　 　 1 　 1 　 2 2/6 Chest discomfort 　 　 　 2 　 　 1 1/6 Adverse events within expectations No Grade 4 adverse events (except neutropenia)

Two Patients with Partial Responses Biomarker Day 0 Day 14 CEA 2162 953 CA125 5944 1865 CYFRA21-1 274.8 86.3 NSE 38.4 13.4 #6 LLM – Synovial Sarcoma – Target tumor in the lung Day 0 Day 60 #8 FYH – Breast Cancer – Target tumor (metastatic tumor, lung) Day 0 Day 28

Skin ulcer healing post-TCR-T Day 0 Day 28 Patient #8 FYH Both cancer skin ulcers healed post TCRT therapy One ulcer did recur later - confirming the malignant nature of the cancer ulcer #8 FYH – End-stage Breast Cancer Patient had two cancer skin ulcers Both cancer skin ulcers healed post TCR-T therapy One ulcer did recur later - confirming the malignant nature of the cancer ulcer

# Tumor Necrosis of Target Metastasis Observed in Two Patients with SD

## #5 XCC – Thyroid Cancer

Target metastatic tumor in neck (note the tumor necrosis with vacuolation): Size -13%

Day 0



Day 14



## #7 XJY – Liver Cancer

Retroperitoneal metastatic recurrence after primary cancer removal – target tumor (note the tumor necrosis with vacuolation): Size +1%

Day 0



Day 14



December 2018 | 65

Phase 1 Pilot Study: Cytokine Release Observed in All 6 Patients Pre-Rx Pre-Rx Pre-Rx Pre-Rx Pre-Rx Pre-Rx

Pre-Rx Phase 1 Pilot Study: Duration of TCR-T Detected in the Circulation Pre-Rx Pre-Rx Pre-Rx Pre-Rx Pre-Rx

Axis Therapeutics Highlights TCR-T based Cancer Immunotherapy Platform Acceptable safety profile Efficacy demonstrated in some patients First 6 patients: 2 PR, 4 SD (with two showing significant tumor necrosis) Evidence for TCR-T cell persistence in some patients Phase 1 Study (preliminary results) Higher Binding Affinity High Level of Expression Highly Effective and Specific TCRs developed for most frequently expressed HLA Subtypes Based on TAEST Technology

Timothy Cook Simon Pedder Market and Collaborative Opportunity

US Expected to Remain Largest and Fastest Growing Oncology Market Therapeutic and Supportive Care $96bn $133bn $193bn 49.2%* 46.6%* 40.6%* Sources: IQVIA MIDAS, IQVIA Institute, Dec 2017, Global Oncology Trends 2018. IQVIA Institute The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates. *US as a percent of world

Orascovery Platform Covers a Large Majority of Common Cancers A GLOBOCAN 2018 projected mortality B At least one portfolio product having a FDA indication C At least one portfolio product having an NCCN listing. Represents non-promoted use. Covered Uses USA WWA % indicated cancersB 64% 61% % NCCN listed cancersC 15% 18% Total % of 79% 79%

# Defining the Opportunity in Metastatic Breast Cancer

Breast Cancer: Total Lifetime Prevalence: 3,418,124[1]

Breast Cancer: Diagnosis 0 to < 5 year Prevalence: 1,000,641[1]

| Stage I-III (~ 85-95%)[2] | Metastatic Breast Cancer (~ 5-15 %)[2] | | | |
|---|---|---|---|---|
| ***Focus:*** Curative care for all tumor types | ***Focus:*** Palliative care for all tumor types | | | |
| Surgery | HER2+ ~ 13% | HR+/HER2- ~ 64% | TNBC ~ 10% | UNKNOWN ~ 13% |
| ↓ | Determine taxane eligibility by cancer type and line of therapy | | | |
| +/- radiotherapy | 1L | 1L | 1L | 1L |
| +/- systemic therapy | 2L | 2L | 2L | 2L |
| | 3L | 3L | 3L | 3L |

Actively Treated (1L–3L)

46,664 chemotherapy-appropriate patients

Sources:
1. National Cancer Institute (SEER)
2. Internal estimate calculated based on 2020 assumption of lifetime prevalence of 170,000 MBC patients (extrapolated from Mariotto, 2017)

December 2018 | 72

Consensus Forecast Indicates that Oral Paclitaxel & HM30181A Will Drive Significant Growth in the Taxane Market By 2024 Source: Evaluate Pharma Ltd 2018 The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates.

FDA approvals: Breast, NSCL, Ovarian, Pancreas Major NCCN: Bladder, H&N, Esophagus Over 2.7 millionA doses per year in the US, ~2.0 million excluding adjuvant breast cancer Significant opportunity to combine with other products Oral Paclitaxel Opportunity A IntrinsiQ Nov17-Oct18, paclitaxel and nab-paclitaxel B WW opportunity scaled from US opportunity (US=60% of WW opportunity) FDA=Food and Drug Administration, B=billion NCCN=National Comprehensive Cancer Network Additional opportunity of $0.4 to $1.2 B in adjuvant breast cancer NSCL=non-small cell lung H&N=head and neck Assumptions Low Base High Annual Doses US (excluding adjuvant) 2,037,602A Share of Doses 5% 10% 15% Adherence 75% Price / Dose $8,800 US US Opportunity $0.7 B $1.3 B $2.0 B WW OpportunityB $1.1 B $2.2 B $3.3 B Breast NSCLC Ovarian Digestive non CRC H&N Urinary Other Prostate Colon Pancreas SCLC The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates.

FDA approvals: Breast, NSCL, Prostate, Stomach, H&N Major NCCN: Pancreas, Bladder, Esophagus, Ovary Over 1.2 millionA doses per year in the US Oral Docetaxel Opportunity A IntrinsiQ Nov17-Oct18, docetaxel B WW opportunity scaled from US opportunity (US=60% of WW opportunity) FDA=Food and Drug Administration, B=billion NCCN=National Comprehensive Cancer Network NSCL=non-small cell lung H&N=head and neck Breast NSCLC Ovarian Digestive non CRC H&N Urinary Other Prostate Colon Pancreas SCLC Assumptions Low Base High Annual Doses US (excluding adjuvant) 1,217,139A Share of Doses 5% 10% 15% Adherence 75% Price / Dose $8,800 US US Opportunity $0.4 B $0.8 B $1.2 B WW OpportunityB $0.6 B $1.3 B $2.0 B The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates.

FDA approvals: Colon, Rectal Major NCCN: Pancreas, Brain, Esophagus, Stomach, Small Cell Lung (SCLC) Over 0.9 millionA doses per year in the US Oral Irinotecan Opportunity A IntrinsiQ Nov17-Oct18, irinotecan and liposomal irinotecan B WW opportunity scaled from US opportunity (US=60% of WW opportunity) FDA=Food and Drug Administration, B=billion NCCN=National Comprehensive Cancer Network Breast NSCLC Ovarian Digestive non CRC H&N Urinary Other Prostate Colon Pancreas SCLC SCLC=small cell lung cancer Assumptions Low Base High Annual Doses US (excluding adjuvant) 940,704A Share of Doses 5% 10% 15% Adherence 75% Price / Dose $8,800 US US Opportunity $0.3 B $0.6 B $0.9 B WW OpportunityB $0.5 B $1.0 B $1.6 B The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates.

FDA approved drugs: temozolomide, bevaciziumab Brain Cancer MortalityA: 16,902 US and 203,196 WW Glioblastoma accounts for 52% of brain cancers Src Kinase Glioblastoma Opportunity A GLOBOCAN 2015 estimates B WW opportunity scaled from US opportunity (US=60% of WW opportunity) FDA=Food and Drug Administration, B=billion Assumptions Low Base High Estimated US Patients in 2015 8,789 Share of Patients 50% 75% 90% Adherence 80% Price / Patient $80,000 US US Opportunity $0.3 B $0.4 B $0.5 B WW OpportunityB $0.5 B $0.7 B $0.9 B The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates.

TCR-T Opportunity Cancer Type US MortalityB NY-ESO-1 PRAME RHAMM AFP Lung 152,423 18-25% (NSCLC) 46-78% Breast 41, 904 17% (TNB) 27-53% 55-76% Liver 30,485 15-43% 72% 60-80% Prostate 28,705 5-30% 46% (CRPC) Leukemia 23,882 30-64% (AML) 28% (AML) Ovarian 14,008 43% 60% Melanoma 9,491 20-28% (metastatic) >83% Sarcoma (synovial&lipo) 600 49-88% Yescarta Indication: DLBCL US Mortality/yr: 5555 Cost/patient: $373,000 WW Projected salesC: +$2 B Kymriah Indication: DLBCL / ALL US Mortality/yr: 5555 / 1470 Cost/patient: $457,000 WW Projected salesC: +$2 B Athenex TCR-T Indication: NY-ESO-1 expression US Mortality/yr: ~30,000A WW opportunity: $1-10 B The tumor associated antigens targeted by the TAEST technology are widely expressed in multiple tumor types A Adjusted for cancer subtype, NY-ESO-1 expression and HLA-A subtype B Globocan C Datamonitor, Oct2018 - Gene Therapy Commercialization – Opportunities and Barriers The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates. US Caucasian Pop. Represented by Current HLA-A Coverage: > 80%

# KX2-391 Opportunity

## Prevalence of AK in US: >50M subjects[1]

**A** Growing awareness of AK and the need for treatment

- Annual visits to dermatologists for AK – current: **5.2M**[2]

**B** Potential to displace non-topical treatments

- % of AK patients using topical – current: **est. > 50%**

**C** Potential for KX2-391 to be the standard-of-care for treatment for AK

- Increasing market share of KX2-391



Worldwide
AK Treatment
Market
A
US
AK Treatment Market
B
Topical Treatment
Share
C
KX2-391
Share
Athenex

Chart not to scale – for illustrative purposes.

Sources:
1. Frost CA, et al. British Journal of Dermatology. 1994;131(4):455-464   2. Martin et. al., 2009
The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates.

December 2018 | 79

Total Portfolio Potential Note: Chart figures do not include estimate of KX2-391 opportunity The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates. Summary Opportunity range of $4 - $20 billion Portfolio covers nearly 80% of all cancer related mortality Diverse portfolio of chemotherapy and immunotherapy Potential exists for combinations of internal Athenex products Large opportunity for TAEST technology

# Orascovery Combination Opportunities

| Drug | Mechanism | Company | Indication |
|---|---|---|---|
| **Ramucirumab (Cyramza™)** | Anti-VEGFR2 IgG1 | Eli Lilly | Advanced gastric cancer |
| **Pembrolizumab (Keytruda®)** | Anti-PD-1 IgG4 | Merck | Gastric, urothelial, lung cancers |
| **Bevacizumab (Avastin®)** | Anti-VEGF IgG1 | Genentech (Roche) | Metastatic breast cancer |
| **Pertuzumab (Perjeta™)**<br>**+**<br>**Trastuzumab (Herceptin®)** | Anti-HER2 IgG1<br><br>Anti-HER2 IgG1 | Genentech (Roche) | HER2+ metastatic breast cancer |
| **Ipatasertib** | AKT inhibitor | Genentech (Roche) | Metastatic triple-negative breast cancer |
| **Taselisib** | PI3Kα inhibitor | Genentech (Roche) | *PIK3CA*-altered HER2+ breast cancer |
| **Rebastinib** | BCR-ABL, VEGFR2, FLT3, TIE2 inhibitor | Deciphera Pharmaceuticals | Metastatic breast cancer |
| **Pazopanib (Votrient®)** | VEGFR inhibitor (also P-gp substrate) | Novartis | Urothelial cancer, ovarian cancer, angiosarcoma |
| **Neratinib (Nerlynx™)** | EGFR inhibitor | Puma Biotechnology | HER2+ breast cancer CNS metastases |
| **Afatinib (Gilotrif®)** | Irreversible EGFR-mutant inhibitor | Boehringer Ingelheim | Erlotinib/gefitinib-resistant NSCLC |

December 2018 | 81

# Oraxol Enables All-Oral Combination Therapies

| Drug | Mechanism | Company | Indication | Rationale |
|---|---|---|---|---|
| **Ipatasertib** | AKT inhibitor | Roche | Metastatic triple-negative breast cancer | • AKT activation in TNBC<br>• Taxanes sensitize cells to AKT pathway inhibition<br>• Phase 2 data; Phase 3 ongoing |
| **Vandetanib (Caprelsa®)** | VEGFR, EGFR TIE2 inhibitor | Sanofi Genzyme | Advanced medullary thyroid cancer, Non-small-cell lung cancer | • Phase 2 data in combination with carboplatin for NSCLC<br>• Phase 1 data in combination with fluorouracil and carboplatin for esophagogastric cancer |
| **Regorafenib (Stivarga®)** | VEGFR, PDGFRβ, Kit, RET, Raf-1, TIE2 inhibitor | Bayer | Hepatocellular carcinoma, Oesophagogastric carcinoma | • Regorafenib can raise bioavailability and intra-tumoral concentration of paclitaxel through P-gp inhibition<br>• Phase 1 ongoing (Oesophagogastric carcinoma) |
| **Neratinib (Nerlynx®)** | EGFR inhibitor | Puma Biotechnology | HER2+ breast cancer | • Equivalent efficacy to trastuzumab, but with all-oral therapy<br>• Enabling maintenance therapy may further delay brain metastases<br>• Phase 2 data |
| **Pazopanib (Votrient®)** | VEGFR inhibitor | Novartis | Urothelial cancer, Ovarian cancer | • Synergistic anti-angiogenic pathways<br>• Phase 2 data; Phase 2/3 ongoing (ovarian) |

December 2018 | 82

Oraxol Business Development Activities Continue to explore with potential partners Big Pharma awaiting Phase 3 data Position Oraxol (Orascovery) as a new standard for Chemotherapy Concentrating on EU/Japan global players For those companies, the US not a “must have” Will continue discussion with US players as well Phase 3 and US regulatory review will be key catalysts

Michael Smolinski Teresa Bair Johnson Lau Oncology Innovation Platform Summary

Next Generation Oral Absorption Enhancer “NACP” – Non-Absorbable Cyp and P-gp Inhibitor Inhibition of intestinal Cyp and P-gp can provide added oral bioavailability enhancement over P-gp inhibition alone New chemical entity and potential for more applications

Pegylated, Genetically Modified Human Arginase Biological Therapeutic Depriving Cancers of a Key Resource for Proliferation Arginine depletion for ASS1/OTC deficient cancers An essential amino acid for cancer growth and survival Many tumors are deficient in ASS and/or OTC hence dependent on external arginine supply Proof of concept established Amino acid deprivation is a validated approach for controlling tumor growth (L-Asparaginase (Elspar®)) Significant potential as monotherapy and in combination with other Athenex therapeutics Argininosuccinate synthetase (ASS) Argininosuccinate lyase (ASL) Ornithine transcarbamylase (OTC) Preclinical work shows recombinant modification enabled site specific pegylation prolongs duration of action Pegylation Tomarginase Recombinant human arginase Pegtomarginase PEGylated arginase Mechanism of action

Potential Indications for Pegtomarginase *Adapted from Biomedicine & Pharmacotherapy 102 (2018) 594–601 ASS1 deficiency is significant in cancers of high incidence and of significant medical need Many opportunities for combination with other Athenex pipeline therapeutics Summary of ASS1 expression in tumors.* Tumor ASS1 deficiency Bladder cancer 40% (191/478) Breast carcinoma 9% (5/56) Colorectal carcinoma 2% (1/46) Esophageal carcinoma 19% (6/32) Glioblastoma 36% (8/22) Head and neck carcinoma 56% (41/73) Hepatocellular carcinoma 100% (51/51) Hodgkin´s lymphoma 97% (173/179) Kidney carcinoma 29% (6/21) Lung squamous carcinoma 12% (3/26) Malignant pleural mesothelioma 63% (52/82) Malignant melanoma 100% (119/119) Summary of ASS1 expression in tumors.* Tumor ASS1 deficiency Myxoﬁbrosarcoma 44% (40/90) Non-Hodgkin´s lymphoma 95% (246/258) Nasopharyngeal carcinoma 52% (64/124) Osteosarcoma 63% (39/62) Ovarian cancer 4% (2/45) Pancreatic carcinoma 87% (41/47) Prostate carcinoma 100% (88/88) Retinoblastoma 0% (0/20) Sarcoma 22% (6/27) Seminoma 17% (2/12) Small cell lung carcinoma 44% (7/16) Stomach carcinoma 0% (0/6)

Competitive Landscape for Pegtomarginase Pegtomarginase has the optimal product profile US FDA IND application expected 1H2019 Therapeutic Company PEG modality Catalytic efficiency Enzyme source Development stage PEGylated ADI Polaris Pharma Multiple and random High Mycoplasma (immunogenic) Phase 3 PEGylated Mn-arginase Bio-Cancer Treatment Multiple and random Low Human Phase 2 PEGylated Co-arginase Aeglea Bio-therapeutics Multiple and random High Human Phase 1 Athenex Single and specific High Human IND expected 1H2019 Many Advantages of Pegtomarginase Over Competitors

Athenex Patent Portfolio Overall Portfolio Athenex owns over 100 granted patents across the pipeline, plus over 40 pending patent applications worldwide Oraxol We have in-licensed composition of matter patents from Hanmi Pharmaceuticals US, Europe, China and other countries Expiry: October 2024, excluding potential patent term extensions or adjustments Tablet formulation: patent expiry December 2033 Clinical dosing/Functional use: patent application filed July 2015 Dual inhibitor (NCE) – product cycle management KX01/KX2-391 We own composition of matter patents US, Europe, China and other countries Expiry: December 2025, excluding potential patent term extensions or adjustments Additional patent applications planned TCR-T -Protected by several granted and pending patent applications covering high affinity TCR, engineered cells, complex, pharmaceutical compositions, processes and methods of use. Priority date range from June 2014 to present TCR-T details TBC Overall Portfolio Athenex owns over 100 granted patents across the pipeline, plus over 40 pending patent applications worldwide Oraxol We have in-licensed composition of matter patents from Hanmi Pharmaceuticals US, Europe, China and other countries Expiry: October 2024, excluding potential patent term extensions or adjustments Tablet formulation: patent expiry December 2033 Clinical dosing/Functional use: patent application filed July 2015 Dual inhibitor (NCE) – product cycle management KX2-391 (KX-01) We own composition of matter patents US, Europe, China and other countries Expiry: December 2025, excluding potential patent term extensions or adjustments Additional patent applications planned TCR-T Protected by several granted and pending patent applications covering high affinity TCR, engineered cells, complex, pharmaceutical compositions, processes and methods of use. Priority date range from June 2014 to present

Johnson Lau Business Model

Pharmaceutical/Biotechnology Molecular Target Identification (Academics) R&D (Preclinical/Clinical) Athenex: Major Focus Marketing and Sales API/CMC From R&D to Marketing – Value Chain Value Creation Focus: Oncology Synergy Team: Experience (Upstream and downstream integration) Understand the market and the trend (Combination Rx, Immunotherapy, Metronomic dosing) Global Supply Chain High Potency Drug Manufacturing Value Creation

Pharmaceutical/Biotechnology Acquired in 2015 Acquired in 2014 Public-private partnerships in 2015 API manufacturing Oncology drug pilot plant (for development stage) Oncology drug manufacturing facility (for commercialization stage) Polymed & Taihao (Chongqing, China) Athenex Pharma Solutions (Clarence, NY) $200mm large-scale high potency oncology GMP manufacturing facility $25mm Buffalo headquarters + formulation lab 2nd cGMP API plant cGMP finish fill manufacturing plant New York State Government Chongqing Government Molecular Target Identification (Academics) R and D (Preclinical/Clinical) Athenex: Major Focus Marketing And Sales Value Creation (for Investors) Global Supply Chain API/CMC High Potency Drug Manufacturing From R&D to Marketing – Value Chain (Con’t) Molecular Target Identification (Academics) R&D (Preclinical/Clinical) Athenex: Major Focus Marketing and Sales API/CMC Value Creation Global Supply Chain High Potency Drug Manufacturing

Johnson Lau Closing

Summary The forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates. Two more promising products to come soon 8 Active Clinical Products in Development Oraxol and KX2-391: Best-in-class 2 Phase 3 Drug Candidates Marketing plans ready 2 Upcoming NDA Applications Portfolio covers nearly 80% of all cancer related mortality US$ 4-20 Bn Commercial Opportunity Diverse oncology areas and new technologies, potential combinations and partnerships Large Upside and Synergy Potential

# Management Team with Deep Pharma/Biotech Experience

## Led the Development of Many Global Drugs


**Johnson Lau** MBBS, MD, FRCP
Chief Executive Officer, Chairman
25+ years experience


**Jeff Yordon**
Chief Operating Officer
45+ years experience


**Rudolf Kwan** MBBS, MRCP
Chief Medical Officer
30+ years experience


**Simon Pedder** PhD
Chief Business & Strategy Officer
25+ years experience


**Timothy Cook**
Senior Vice President, Global Commercial Oncology
25+ years experience


**Wing Kai Chan** MBBS, MD, FRACP
Head of Clinical Operations, APAC
35+ years experience


**David Cutler** MD, FRCPC
Vice President, Clinical Development
25+ years experience


**Doug Kramer** MD
Vice President, Pharmacovigilance & Regulatory Affairs
25+ years experience


**Jane Fang** MBBS, FRCP
Clinical Lead, KX2-391 Ointment
20+ years experience

**Prior Experience**

Schering-Plough, Ribapharm, MERCK, SAGENT, Abraxis BioScience, ICN, Lilly, APP, Bristol-Myers Squibb, Roche, Chelsea Therapeutics, gsk, Cellectar Biosciences, Farmitalia, Chiron, GensiaSicor

**Selected Drugs Developed**

Herceptin trastuzumab, Rituxan Rituximab, Xeloda, Pegasys, Temodar temozolomide, Requip, Suboxone, Faulding, Northera (droxidopa) Capsules

December 2018 | 95

Q&A Thank you